EXHIBIT 10.3

FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT
FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT (this “Fifth Amendment”), dated as of April 12, 2019, among PIPELINE CYNERGY HOLDINGS, LLC, a Delaware limited liability company (“PCH”), PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, a Delaware limited liability company (“Priority Institutional”), PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, a Georgia limited liability company (“PPSH” or the “Borrower Representative”, and, together with PCH and Priority Institutional, the “Borrowers, and each individually, a “Borrower”), PRIORITY HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), as a Guarantor, the other Guarantors party hereto, each of the Lenders party hereto and SUNTRUST BANK, as administrative agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”). All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.
PRELIMINARY STATEMENTS
WHEREAS, the Borrowers have entered into that certain Credit and Guaranty Agreement, dated as of January 3, 2017, among the Borrowers, Holdings, the other Guarantors party thereto from time to time, the lenders party thereto from time to time (collectively, the “Lenders” and each individually, a “Lender”), SunTrust Bank, as Administrative Agent, an Issuing Bank, Swing Line Lender and Collateral Agent (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time to, but not including, the date hereof, the “Credit Agreement”);
WHEREAS, pursuant to Section 10.05(a) of the Credit Agreement, the parties hereto have agreed, subject to the satisfaction of the conditions precedent to effectiveness set forth in Section 5 hereof, to amend certain terms of the Credit Agreement as hereinafter provided;
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed that:
SECTION 1.RULES OF CONSTRUCTION. The rules of construction specified in Section 1.03 of the Credit Agreement shall apply to this Fifth Amendment, including the terms defined in the preamble and recitals hereto.
SECTION 2.    AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction (or waiver in writing by each Requisite Lender and the Administrative Agent) of the conditions set forth in Section 5 hereof, in accordance with Section 10.05 of the Credit Agreement, the Credit Agreement is hereby amended as follows:
(a)    Section 1.01 of the Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:
“Fifth Amendment” means that Fifth Amendment to the Credit and Guaranty Agreement, dated as of April 12, 2019, among the Borrowers, Holdings, the other Guarantors party thereto, each Lender party thereto and the Administrative Agent.
“Fifth Amendment Effective Date” has the meaning specified in the Fifth Amendment.
(b)    Section 1.01 of the Credit Agreement is hereby amended by (i) replacing clause (c) to the definition of “Available Amount” in its entirety with the following:
“(c)    an amount determined on a cumulative basis equal to the net proceeds from the issuance of, and any Cash contributed in respect of, Holdings’ (or any direct or indirect parent of Holdings) or any Borrower’s Permitted Stock Issuance after the Closing Date and, with respect to any Permitted Stock Issuance of Holdings (or any direct or indirect parent of Holdings), which net proceeds and Cash are in turn contributed to any Borrower in Cash in respect of such Borrower’s common equity (other than (i) any Specified Equity Contributions, (ii) Disqualified Capital Stock, (iii) any Permitted Stock Issuances pursuant to the definitions of “Consolidated Capital Expenditures” and “Permitted Joint Venture Investment”, Section 6.07(m) and Section 6.07(s) or (iv) any amount previously applied for a purpose other than a Permitted Available Amount Usage); plus”;
(ii)    replacing the definition of “Change of Control” in its entirety with the following:
““Change of Control” means, at any time, (a) the Permitted Holders shall cease to own (directly or indirectly), or to have the power to vote or direct the voting of, directly or indirectly, Capital Stock of Holdings representing more than 35% of the voting power of the total outstanding Capital Stock of Holdings;
(b)    any Person or “group” (within the meaning of Rules 13(d) and 14(d) under the Exchange Act), other than one (1) or more Permitted Holders, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that for purposes of this clause (b), such Person or group shall be deemed to have “beneficial ownership” of all securities that such Person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of Capital Stock of Holdings representing more than the total Capital Stock of Holdings then held by the Permitted Holders (collectively);
(c)    Holdings shall cease to beneficially own, directly or indirectly, 100% on a fully diluted basis of the economic and voting interests in the Capital Stock of each Borrower, except as otherwise provided in Section 6.09; or
(d)    “change of control” (or similar event) shall occur in any document pertaining to the Subordinated Credit Agreement, any Incremental Equivalent Debt, any Permitted Pari Passu Secured Refinancing Debt, any Indebtedness incurred pursuant to Section 6.01(u) and (x) or, in each case, any Permitted Refinancing thereof and, in each case, is in an aggregate outstanding principal amount in excess of $15,000,000.” and
(iii)    replacing the definition of “Permitted Acquisition” in its entirety with the following:
““Permitted Acquisition” means any transaction or series of related transactions by any Borrower or their respective Restricted Subsidiaries for (a) the direct or indirect acquisition of all or substantially all of the property of any Person, or of any line of business or division of any Person; (b) the acquisition of at least a majority (including by merger or consolidation) of the Capital Stock (other than director qualifying shares) of any Person that becomes a Restricted Subsidiary of any Borrower after giving effect to such transaction; or (c) a merger or consolidation or any other combination with any Person (so long as a Credit Party, to the extent such Credit Party is a party to such transaction, is the surviving entity); provided that each of the following conditions shall be met or waived by the Requisite Lenders:

(i)	before and after giving Pro Forma Effect to the consummation of such acquisition, no Default or Event of Default exists;

(ii)
immediately after giving effect to such transaction and to the incurrence of any Indebtedness in connection therewith, Holdings shall be in compliance with the Financial Covenant as of the most recent Test Period (assuming that such transaction and all other Permitted Acquisitions consummated since the first day of the relevant Test Period ending on or prior to the date of such transaction, had occurred on the first day of such relevant Test Period);

(iii)
the business to be acquired has positive Consolidated Adjusted EBITDA (calculated on a Pro Forma Basis) for the most recent 12-month period for which financial statements are available (the “Positive EBITDA Condition”); provided that the Positive EBITDA Condition shall not apply if either (x) the Total Net Leverage Ratio, calculated on a Pro Forma Basis after giving effect to such Permitted Acquisition and any incurrence of Indebtedness in connection therewith, does not exceed 4.50:1.00 for the most recently ended Test Period or (y) the aggregate Cash consideration (excluding such portion of the purchase price consisting of Capital Stock of Holdings (or any direct or indirect parent of Holdings) or contingent earn-out obligations) for all such Permitted Acquisitions that do not satisfy the Positive EBITDA Condition shall not exceed the greater of (1) $20,000,000 and (2) 25% of Consolidated Adjusted EBITDA determined at the time of the consummation of such Permitted Acquisition (calculated on a Pro Forma Basis) as of the last day of the most recently ended Test Period;

(iv)	such acquisition is consensual (not “hostile”) and has been approved by the board of directors (or equivalent governing body) of the Person to be acquired;

(v)
no later than three (3) Business Days prior to the proposed closing date of such acquisition the Borrower Representative, (A) shall have delivered to the Administrative Agent promptly upon the finalization thereof copies of substantially final Permitted Acquisition Documents, and (B) in respect of any Permitted Acquisition involving aggregate Cash consideration (excluding such portion of the purchase price consisting of Capital Stock of Holdings (or any direct or indirect parent of Holdings) or contingent earn-out obligations) in excess of the greater of (1) $5,000,000 and (2) 7% of Consolidated Adjusted EBITDA (calculated on a Pro Forma Basis) for the most recently ended Test Period, shall have delivered to, or made available for inspection by, the Administrative Agent substantially complete Permitted Acquisition Diligence Information;

(vi)
any such newly created or directly acquired Restricted Subsidiary (or assets acquired by a Borrower or any Restricted Subsidiary) shall either (y) to the extent required by Section 5.10, become a Credit Party (or Collateral) and comply with the requirements of Section 5.10 or (z) if such Restricted Subsidiary does not become a Credit Party (or its assets do not become Collateral) and comply with the requirements of Section 5.10, the aggregate purchase price paid in connection with such purchase or acquisition and all other such purchases or acquisitions described in this clause (z), together with Investments pursuant to Section 6.07(d)(iii), shall not exceed the greater of (1) $20,000,000 and (2) 50.0% of Consolidated Adjusted EBITDA determined at the time of the consummation of such Permitted Acquisition (calculated on a Pro Forma Basis) as of the last day of the most recently ended Test Period; and

(vii)	any such newly acquired Restricted Subsidiary’s line of business or property shall comply with the requirements of Section 6.13.
For purposes of greater certainty, (i) the purchase by any Credit Party of portfolios of Merchant Accounts shall be included as an acquisition subject to the requirements of the immediately preceding sentence and (ii) with respect to any Limited Condition Transaction that the Borrowers intend to use the proceeds of any Delayed Draw Term Loan to fund, (x) the conditions set forth in clauses (i) (other than with respect to the condition that no Default or Event of Default under Section 8.01(a), (f) or (g) has occurred and is continuing which shall be tested on the date of consummation of such Limited Condition Transaction) and (ii) shall be tested on the applicable LCT Test Date pursuant to Section 1.08(f) and (y) with respect to clause (vi), the extent that any security interest in any Collateral is not or cannot be provided and/or perfected (if applicable) on the date of consummation of any Limited Condition Transaction (other than (a) any security interest in any Collateral which may be perfected (if applicable) by (I) the filing of a financing statement under the UCC or (II) the delivery to the Collateral Agent (or its designee) of certificated equity interests with respect to certificated securities (and related stock powers or other similar transfer instruments) and (b) delivery of intellectual property security agreements to be filed in the United States Patent and Trademark Office or the United States Copyright Office) after your use of commercially reasonable efforts to do so without undue burden or expense, then the perfection of a security interest in such Collateral shall not constitute a condition precedent to the funding of the Delayed Draw Term Loan, but instead shall be required to be delivered and/or perfected pursuant to the arrangements and timing provisions set forth in Section 5.10 (or such later date as may be reasonably agreed between the Administrative Agent and the Borrowers).”
(iv)    replacing the definition of “Permitted Stock Issuances” in its entirety with the following:
“Permitted Stock Issuances” means any sale, transfer, issuance or other disposition of any Capital Stock by Holdings (or any direct or indirect parent of Holdings) or any Restricted Subsidiary in accordance with its Organizational Documents, other than Disqualified Capital Stock, in each case, to the extent not resulting in a Change of Control.”.
(c)    Section 6.05(a) of the Credit Agreement is hereby amended by replacing clauses (iv) and (v) thereof in their entirety as follows:
“(iv) each Borrower and its Restricted Subsidiaries may make Restricted Payments to Holdings (or any direct or indirect parent of Holdings) (1) to the extent necessary to permit Holdings (or any direct or indirect parent of Holdings) to pay reasonable and customary general administrative costs and expenses and out-of-pocket legal, accounting and filing and other general corporate overhead costs of Holdings (or any direct or indirect parent of Holdings) (including, without limitation, reasonable and customary salaries and benefits of officers and employees of Holdings (or any direct or indirect parent of Holdings)) and to pay franchise taxes and other fees required to maintain its organizational existence of Holdings or any direct or indirect parent of Holdings actually incurred by Holdings or such direct or indirect parent of Holdings, which are reasonable and customary and incurred in the ordinary course of business and attributable to the ownership or operations of the Borrowers and its Restricted Subsidiaries (and Unrestricted Subsidiaries, to the extent (x) of Cash received from the applicable Unrestricted Subsidiary for payment thereof by Holdings (or any direct or indirect parent of Holdings) or any Restricted Subsidiary or (y) the applicable payment is treated by Holdings or its applicable Restricted Subsidiary as an Investment in such Unrestricted Subsidiary and is permitted under Section 6.07), (2) to the extent necessary to permit Holdings (or any direct or indirect parent of Holdings), without duplication of any Permitted Tax Payments, to discharge the consolidated tax liabilities of Holdings (or any direct or indirect parent of Holdings) and its Subsidiaries when and as due, to the extent such liabilities are attributable to the income of Holdings (or any direct or indirect parent of Holdings) and its Restricted Subsidiaries (and Unrestricted Subsidiaries, to the extent of Cash received from the applicable Unrestricted Subsidiary for payment of its share of such tax liability by any Borrower or any Restricted Subsidiary), (3) so long as no Default or Event of Default shall have occurred and be continuing or would immediately thereafter result therefrom, to the extent necessary to permit Holdings (or any direct or indirect parent of Holdings) to pay directors’ fees (other than pursuant to the TCP Director Agreement), expenses and any reasonable and customary indemnification claims made by directors or officers of Holdings (or any direct or indirect parent of Holdings) attributable to the ownership or operations of the Borrowers and its Restricted Subsidiaries, in each case, so long as Holdings (or any direct or indirect parent of Holdings) applies the amount of any such Restricted Payment for such purpose (but, in each case, excluding, for the avoidance of doubt, the portion of any such amount, if any, that is attributable to the ownership or operations of any Subsidiary of Holdings (or any direct or indirect parent of Holdings) other than the Borrowers and/or their respective Subsidiaries) and (4) to the extent necessary to permit Holdings (or any direct or indirect parent of Holdings) to make payments permitted pursuant to Sections 6.12(h) and (i);
(v)    so long as no Event of Default shall have occurred and be continuing or shall be caused thereby, any Borrower and its Restricted Subsidiaries may make Restricted Payments or otherwise transfer funds to Holdings (or any direct or indirect parent of Holdings) utilized for the repurchase, redemption or other acquisition or retirement for value of any Capital Stock of Holdings (or any direct or indirect parent of Holdings) held by any current or former officer, director, employee or consultant of Holdings (or any direct or indirect parent of Holdings), such Borrower or any of its Restricted Subsidiaries, or his or her estate, spouse, former spouse, family member or Affiliate of the foregoing (or for the payment of principal or interest on any Indebtedness issued in connection with such repurchase, redemption or other acquisition) in each case, pursuant to any equity subscription agreement, stock option agreement, shareholders’ agreement or other agreement or benefit plan of any kind; provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Capital Stock in any Fiscal Year may not exceed the greater of (x) $6,000,000 and (y) 12.5% of Consolidated Adjusted EBITDA determined at the time of incurrence of such repurchase, redemption, acquisition or retirement of Capital Stock (calculated on a Pro Forma Basis) as of the last day of the most recently ended Test Period;”.
(d)    Section 6.07 of the Credit Agreement is hereby amended by replacing clause (s) thereof in its entirety as follows:
“(s)    additional Investments may be made from time to time to the extent made with proceeds of Permitted Stock Issuances of Holdings (or any direct or indirect parent of Holdings), which proceeds or Investments in turn are contributed (as common equity) to a Borrower;”.
(e)    Section 6.08 of the Credit Agreement is hereby amended by replacing clause (a)(ii) thereof in its entirety as follows:
“(ii)    Notwithstanding anything herein to the contrary, to the extent that (a) the then outstanding principal amount of Indebtedness under the Subordinated Credit Agreement is converted into (or exchanged for) Capital Stock (other than Disqualified Capital Stock) of Holdings (or any direct or indirect parent of Holdings), any Borrower and/or any Restricted Subsidiary and/or (b) the Subordinated Term Loans are repaid or prepaid, in full, in cash (other than in connection with a Permitted Refinancing thereof), then, in either case, the levels for the Financial Covenant set forth in the table above shall be revised to (1) take into account the aggregate principal amount of Consolidated Total Debt outstanding on the date of such payment, exchange or conversion (after giving effect to such prepayment, exchange and/or conversion) and (2) reflect a cushion to Consolidated Adjusted EBITDA similar to the cushion then in effect immediately prior to such prepayment, exchange and/or conversion with respect to the levels set forth in clause (i) above on the date of such prepayment, exchange and/or conversion. Borrower Representative and Administrative Agent may effect the provisions of this Section 6.08(a)(ii), without the consent of any other Credit Party, Agent or Lender, with such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the reasonable opinion of Administrative Agent and the Borrower Representative. This Section 6.08(a)(ii) shall supersede any provisions in Section 10.05 to the contrary.”
(f)    Section 6.08 of the Credit Agreement is hereby amended by replacing clause (b) thereof in its entirety as follows:
“(b)    Equity Cure Right. Notwithstanding anything to the contrary contained in Section 8.01, solely for the purpose of determining whether an Event of Default has occurred under the Total Net Leverage Ratio set forth in Section 6.08(a)(i) (as may be modified by Section 6.08(a)(ii)) as of the last day of any Fiscal Quarter, for the period commencing after the last day of the applicable Fiscal Quarter until the tenth (10) Business Day after the date on which financial statements for such Fiscal Quarter are required to be delivered pursuant to Section 5.01(b) (or in the case of the fourth Fiscal Quarter, the financial statements delivered pursuant to Section 5.01(c)) (the “Cure Deadline”), Holdings (or any direct or indirect parent of Holdings) shall have the right to contribute Cash proceeds from a Permitted Stock Issuance to the capital of the Borrowers prior to the Cure Deadline and apply the amount of the proceeds so contributed to increase Consolidated Adjusted EBITDA for such Fiscal Quarter solely for the purposes of determining compliance with such Financial Covenant at the end of such Fiscal Quarter and any subsequent period that includes such Fiscal Quarter (any such equity contribution so included in the calculation of Consolidated Adjusted EBITDA, a “Specified Equity Contribution”); provided that (a) the Specified Equity Contribution is actually received by a Borrower after the last day of the applicable Fiscal Quarter and no later than the Cure Deadline, (b) in each consecutive four (4) Fiscal Quarter period there will be at least two (2) consecutive Fiscal Quarters in which no Specified Equity Contribution is made, (c) the amount of any Specified Equity Contribution will be no greater than the amount required to cause Holdings to be in compliance with the Financial Covenant, (d) all Specified Equity Contributions will be disregarded for purposes of the calculation of Consolidated Adjusted EBITDA for all other purposes, including calculating basket levels, financial ratio based conditions, pricing and other items governed by reference to Consolidated Adjusted EBITDA, (e) there shall be no more than five (5) Specified Equity Contributions made in the aggregate after the Closing Date and (f) any Specified Equity Contribution shall be required to be applied in accordance with Section 2.14(b) to prepay any then outstanding principal amount of Term Loans; provided, that any Loans so prepaid shall be deemed outstanding for purposes of determining compliance with the Financial Covenant for the current Fiscal Quarter and the next three (3) Fiscal Quarters thereafter, and the cash proceeds from such Specified Equity Contribution shall not be included for cash netting purposes in the determination of Consolidated Total Debt or any financial ratio. Upon the making of any Specified Equity Contribution in accordance with the previous sentence, the Financial Covenant shall be recalculated giving effect to the following adjustments on a Pro Forma Basis: (A) Consolidated Adjusted EBITDA for such Fiscal Quarter shall be increased with respect to such applicable Fiscal Quarter (solely for the purposes of determining compliance with such covenants at the end of such Fiscal Quarter and any subsequent period that includes such Fiscal Quarter), by an amount equal to the Specified Equity Contribution; and (B) if, after giving effect to the foregoing recalculations, Holdings shall then be in compliance with the requirements of the Financial Covenant, Holdings shall be deemed to have satisfied the requirements of the Financial Covenant as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of the Financial Covenant that had occurred shall be deemed cured for purposes of this Agreement. Notwithstanding anything herein to the contrary, upon receipt by Administrative Agent of a notice from the Borrower Representative prior to the Cure Deadline of its intent to cure such Event of Default (“Notice of Intent to Cure”), through the Cure Deadline (i) no Default or Event of Default shall be deemed to have occurred on the basis of any failure to comply with the Financial Covenant unless such failure is not cured pursuant to the Notice of Intent to Cure on or prior to the Cure Deadline and (ii) no Borrower shall be permitted to borrow Revolving Loans or Swing Line Loans and new Letters of Credit shall not be issued unless and until the Specified Equity Contribution is made or all existing Events of Default are waived or cured or otherwise agreed by the Requisite Revolving Credit Lenders. No Specified Equity Contribution shall have been previously applied to (i) increase Available Amount, (ii) make any Consolidated Capital Expenditures or (iii) make an Investment pursuant to Section 6.07(m) or (s).”.
(g)    Section 10.06 of the Credit Agreement is hereby amended by replacing clause (i)(ii) thereof in its entirety as follows:
“(ii)    Notwithstanding anything to the contrary herein, each Affiliated Lender, in its capacity as a Term Lender, in its sole and absolute discretion, may make one or more capital contributions or assignments of Term Loans that it acquires in accordance with this Section 10.06(ii) or otherwise directly or indirectly to Holdings or any Borrower solely in exchange for Permitted Stock Issuances of Holdings (or any direct or indirect parent of Holdings) upon written notice to Administrative Agent. Immediately upon Holdings’ or any Borrower’s acquisition of Term Loans from an Affiliated Lender, such Term Loans and all rights and obligations as a Lender related thereto shall for all purposes (including under this Agreement, the other Credit Documents and otherwise) be deemed to be irrevocably prepaid, terminated, extinguished, cancelled and of no further force and effect and neither any Borrower nor Holdings shall obtain or otherwise have any rights as a Lender hereunder or under the other Credit Documents by virtue of such capital contribution or assignment; provided that, upon such prepayment, termination, extinguishment and cancellation, the aggregate outstanding principal amount of the relevant Class of Term Loans shall be deemed reduced, as of the date of such contribution, by the full par value of the aggregate principal amount of Term Loans so contributed and cancelled, and each principal repayment installment with respect to such Class of Term Loans pursuant to Section 2.11 shall be reduced on a pro rata basis by the full par value of the aggregate principal amount of any applicable Term Loans so contributed and cancelled.”.
SECTION 3.    REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Fifth Amendment. On and after the effectiveness of this Fifth Amendment, this Fifth Amendment shall for all purposes constitute a “Credit Document” under and as defined in the Credit Agreement and the other Credit Documents.
SECTION 4.    REPRESENTATIONS & WARRANTIES; ACKNOWLEDGMENTS. In order to induce each Requisite Lender and the Administrative Agent to enter into this Fifth Amendment, each Credit Party hereby:
(a)    represents and warrants to each Requisite Lender and the Administrative Agent on and as of the Fifth Amendment Effective Date, that:

(i)
each Credit Party party hereto has all requisite power and authority to execute, deliver and perform its obligations under this Fifth Amendment and the Credit Agreement (as amended by the Fifth Amendment), in each case, to which it is a party and to carry out the transactions contemplated thereby;

(ii)	the execution, delivery and performance of this Fifth Amendment has been duly authorized by all necessary action on the part of each Credit Party that is a party thereto;

(iii)
this Fifth Amendment has been duly executed and delivered by each Credit Party that is a party thereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

(iv)
each of the representations and warranties set forth in the Credit Agreement and in the other Credit Documents is true and correct in all material respects on and as of the Fifth Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, however, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(b)    acknowledges and agrees for the benefit of each Lender and the Administrative Agent on and as of the Fifth Amendment Effective Date, that:

(i)
no right of offset, recoupment, defense, counterclaim, claim, cause of action or objection exists in favor of such Credit Party against the Administrative Agent or Lender arising out of or with respect to (x) the Obligations, this Fifth Amendment or the other Credit Documents, (y) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing, or (z) the administration or funding of the Loans; and

(ii)
(x) the Administrative Agent’s and the Lender’s agreement to make the amendments contained herein does not and shall not create (nor shall any Credit Party rely upon the existence of or claim or assert that there exists) any obligation of the Administrative Agent or any Lender to consider or agree to any further waiver, consent or amendment with respect to any Credit Document, and (y) in the event that the Administrative Agent or any Lender subsequently agrees to consider any further waiver, consent or amendment with respect to any Credit Document, neither this Fifth Amendment nor any other conduct of the Administrative Agent or any Lender shall be of any force and effect on the Administrative Agent’s or any Lender’s consideration or decision with respect thereto.

SECTION 5.    CONDITIONS PRECEDENT. This Fifth Amendment shall become effective as of the first date (the “Fifth Amendment Effective Date”) when each of the conditions set forth in this Section 5 shall have been satisfied:

(i)
The Administrative Agent shall have received a duly authorized, executed and delivered counterpart of the signature page to this Fifth Amendment (whether the same or different counterparts) from each Credit Party named on the signature pages hereto, the Administrative Agent and the Requisite Lenders.

(ii)
The Administrative Agent shall have received a certificate of the Borrower Representative, dated as of the Fifth Amendment Effective Date, executed by a Senior Officer of the Borrower Representative certifying that the conditions set forth in this Section 5 have been satisfied.

(iii)
The Administrative Agent shall have received a copy of the amendment to the Subordinated Credit Agreement (the “Subordinated Credit Agreement Amendment”), in form and substance reasonably satisfactory to the Administrative Agent.

(iv)	The effectiveness of the Subordinated Credit Agreement Amendment shall have occurred or shall occur concurrently with the Fifth Amendment Effective Date.

(v)
Both immediately before and after giving effect to this Fifth Amendment, (a) no Default or Event of Default shall have occurred or be continuing or result therefrom and (b) the representations and warranties contained in Section 4 of this Fifth Amendment shall be true and correct.

(vi)
Contemporaneous with the Fifth Amendment Effective Date, all fees and other amounts due and payable to them on or prior to the Fifth Amendment Effective Date, and to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket fees and expenses (including the reasonable and documented legal fees and expenses of White & Case LLP, counsel to Administrative Agent) required to be reimbursed or paid by the Borrowers under this Fifth Amendment and the Credit Agreement; provided that an invoice for all such fees shall be received by the Borrower Representative at least one (1) Business Day prior to the Fifth Amendment Effective Date.

SECTION 6.    REAFFIRMATION.
(a)    To induce the Lenders party hereto and Administrative Agent to enter into this Fifth Amendment, each of the Credit Parties hereby acknowledges and reaffirms its obligations under each Credit Document to which it is a party, including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein, in each case, as amended, restated, supplemented or otherwise modified prior to or as of the date hereof. Each Borrower acknowledges and agrees that each of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect, that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Fifth Amendment.
(b)    In furtherance of the foregoing Section 6(a), each Credit Party, in its capacity as a Guarantor under any Guaranty to which it is a party (in such capacity, each a “Reaffirming Loan Guarantor”), reaffirms its guarantee of the Guaranteed Obligations under the terms and conditions of such Guaranty and agrees that such Guaranty remains in full force and effect to the extent set forth in such Guaranty and after giving effect to this Fifth Amendment. Each Reaffirming Loan Guarantor hereby confirms that it consents to the terms of this Fifth Amendment and the Credit Agreement. Each Reaffirming Loan Guarantor hereby (i) confirms that each Credit Document to which it is a party or is otherwise bound will continue to guarantee to the fullest extent possible in accordance with the Credit Documents, the payment and performance of the Guaranteed Obligations, including, without limitation, the payment and performance of all such applicable Guaranteed Obligations that are joint and several obligations of each Guarantor now or hereafter existing; (ii) acknowledges and agrees that its Guaranty and each of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Fifth Amendment; and (iii) acknowledges, agrees and warrants for the benefit of the Administrative Agent, the Collateral Agent and each Secured Party that there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Reaffirming Loan Guarantor to avoid or delay timely performance of its obligations under the Credit Documents.
(c)    In furtherance of the foregoing Section 6(a), each of the Credit Parties that is party to any Collateral Document, in its capacity as a Grantor (as defined in such Collateral Document) under such Collateral Document (in such capacity, each a “Reaffirming Grantor”), hereby acknowledges that it has reviewed and consents to the terms and conditions of this Fifth Amendment and the transactions contemplated hereby. In addition, each Reaffirming Grantor reaffirms the security interests granted by such Reaffirming Grantor under the terms and conditions of the Security Agreement and each other Credit Document (in each case, to the extent a party thereto) to secure the Obligations and agrees that such security interests remain in full force and effect. Each Reaffirming Grantor hereby (i) confirms that each Collateral Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure, to the fullest extent possible in accordance with the Collateral Documents, the payment and performance of the Obligations, as the case may be, including, without limitation, the payment and performance of all such applicable Obligations that are joint and several obligations of each Guarantor and Grantor now or hereafter existing, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Grantor’s right, title and interest in, to and under all Collateral, in each case, whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to this Fifth Amendment), subject to the terms contained in the applicable Credit Documents, and (iii) confirms its respective pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Collateral Documents to which it is a party.
(d)    Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Fifth Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to this Fifth Amendment and (ii) nothing in the Credit Agreement, this Fifth Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendment, consent or waiver of the terms of the Credit Agreement.
SECTION 7.    MISCELLANEOUS PROVISIONS.
(a)    Ratification. This Fifth Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Credit Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith.
(b)    Governing Law; Submission to Jurisdiction, Etc. This Fifth Amendment shall be governed by, and construed in accordance with, the law of the State of New York. Sections 10.15 and 10.16 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.
(c)    Severability. Section 10.11 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.
(d)    Counterparts; Headings. This Fifth Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier, .pdf or other electronic imaging means of an executed counterpart of a signature page to this Fifth Amendment shall be effective as delivery of an original executed counterpart of this Fifth Amendment. The Administrative Agent may also require that signatures delivered by telecopier, .pdf or other electronic imaging means be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of this Fifth Amendment or signature delivered by telecopier, .pdf or other electronic imaging means. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Fifth Amendment.
(e)    Costs and Expenses. The Borrowers hereby agree to pay and reimburse the Administrative Agent and the Lead Arranger for their respective reasonable and documented out-of-pocket expenses in connection with the negotiation, preparation, syndication and execution and delivery of this Fifth Amendment, including without limitation, the reasonable fees, charges and disbursements of one counsel for the Administrative Agent and the Lead Arranger, all in accordance with Section 10.02 of the Credit Agreement.
[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have executed a d delivered this Fifth Amendment as of the date first above written.

PIPELINE CYNERGY HOLDINGS, LLC, as a Borrower

By:	/s/ Thomas C. Priore
Name:	Thomas C. Priore
Title:	Chairman & CEO

PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, as a Borrower

By:	/s/ Thomas C. Priore
Name:	Thomas C. Priore
Title:	Chairman & CEO

PRIORITY PAYMENT SYSTEM HOLDINGS, as a Borrower

By:	/s/ Thomas C. Priore
Name:	Thomas C. Priore
Title:	Chairman & CEO

PRIORITY HOLDINGS, LLC, as Holdings and a Guarantor

By:	/s/ Thomas C. Priore
Name:	Thomas C. Priore
Title:	Chairman & CEO

PRIORITY PAYMENT SYSTEMS LLC, as a Guarantor

By:	/s/ Thomas C. Priore
Name:	Thomas C. Priore
Title:	Chairman & CEO

FINCOR SYSTEMS, LLC, as a Guarantor

By:	/s/ Thomas C. Priore
Name:	Thomas C. Priore
Title:	Chairman & CEO

PIPELINE CYNERGY INC., as a Guarantor

By:	/s/ Thomas C. Priore
Name:	Thomas C. Priore
Title:	Chairman & CEO

CYNERGY HOLDINGS, LLC, as a Guarantor

By:	/s/ Thomas C. Priore
Name:	Thomas C. Priore
Title:	Chairman & CEO

CYNERGY DATA, LLC, as a Guarantor

By:	/s/ Thomas C. Priore
Name:	Thomas C. Priore
Title:	Chairman & CEO

PRIORITY PAYMENT EXPRESS SYSTEMS LLC, as a Guarantor

By:	/s/ Thomas C. Priore
Name:	Thomas C. Priore
Title:	Chairman & CEO

ROSCO ALPHA DELTA, LLC, as a Guarantor

By:	/s/ Thomas C. Priore
Name:	Thomas C. Priore
Title:	Chairman & CEO

PRIORITY REAL ESTATE TECHNOLOGY, LLC, as a Guarantor

By:	/s/ Thomas C. Priore
Name:	Thomas C. Priore
Title:	Chairman & CEO

PRIORITY INTEGRATED PARTNER HOLDINGS, LLC, as a Guarantor

By:	/s/ Thomas C. Priore
Name:	Thomas C. Priore
Title:	Chairman & CEO

PRIORITY PAYRIGHT HEALTH SOLUTIONS, LLC, as a Guarantor

By:	/s/ Thomas C. Priore
Name:	Thomas C. Priore
Title:	Chairman & CEO

SUNTRUST BANK, as the Administrative Agent and a Lender

By:	/s/ Locksley Randle
Name:	Locksley Randle
Title:	Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

IVY HILL MIDDLE MARKET CREDIT FUND IV, LTD.
By: Ivy Hill Asset Management, L.P., as Portfolio Manager

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND V, LTD.
By: Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND VII, LTD.
By: Ivy Hill Asset Management, L.P., as Collateral Manager

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND VIII, LTD.
By: Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	Authorized Signatory
IVY HILL MIDDLE MARKET CREDIT FUND IX, LTD.
By: Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND X, LTD.
By: Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND XII, LTD.
By: Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND XIV, LTD.
By: Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	Authorized Signatory

CHUBB

FEDERAL INSURANCE COMPANY
By: Ivy Hill Asset Management, L.P., as investment manager

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	Authorized Signatory

PDS

PRIVATE DEBT STRATEGIES FUND III, L.P.
By: Ivy Hill Asset Management, L.P., as Manager

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Citizens Bank, N.A., as a Lender

By:	/s/ Andrew J. Meara
Name:	Andrew J. Meara
Title:	Senior Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Venture 31 CLO, Limited, as a Lender By: its investment advisor MJX Venture Management III LLC

By:	/s/ John Calaba
Name:	John Calaba
Title:	Managing Director

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Venture 32 CLO, Limited, as a Lender By: its investment advisor MJX Asset Management LLC

By:	/s/ John Calaba
Name:	John Calaba
Title:	Managing Director

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Venture 35 CLO, Limited, as a Lender By: its investment advisor MJX Asset Management LLC

By:	/s/ John Calaba
Name:	John Calaba
Title:	Managing Director

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Venture XVII CLO, Limited, as a Lender By: its investment advisor MJX Asset Management LLC

By:	/s/ John Calaba
Name:	John Calaba
Title:	Managing Director

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Venture XXVI CLO, Limited, as a Lender By: its investment advisor MJX Venture Management LLC

By:	/s/ John Calaba
Name:	John Calaba
Title:	Managing Director

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Venture XXVII CLO, Limited, as a Lender By: its investment advisor MJX Venture Management II LLC

By:	/s/ John Calaba
Name:	John Calaba
Title:	Managing Director

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

VENTURE XXV CLO, LIMITED, as a Lender By: its Investment Advisor MJX Asset Management LLC

By:	/s/ John Calaba
Name:	John Calaba
Title:	Managing Director

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

VENTURE XIII CLO, Limited, as a Lender By: its Investment Advisor MJX Venture Management LLC

By:	/s/ John Calaba
Name:	John Calaba
Title:	Managing Director

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

VENTURE XIV CLO, Limited, as a Lender By: its investment advisor MJX Venture Management LLC

By:	/s/ John Calaba
Name:	John Calaba
Title:	Managing Director

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

VENTURE XIX CLO, Limited, as a Lender By: its investment advisor MJX Asset Management LLC

By:	/s/ John Calaba
Name:	John Calaba
Title:	Managing Director

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

VENTURE XV CLO, Limited, as a Lender By: its investment advisor MJX Asset Management LLC

By:	/s/ John Calaba
Name:	John Calaba
Title:	Managing Director

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

VENTURE XVI CLO, Limited, as a Lender By: its investment advisor MJX Venture Management II LLC

By:	/s/ John Calaba
Name:	John Calaba
Title:	Managing Director

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

VENTURE XVIII CLO, Limited, as a Lender By: its investment advisor MJX Venture Management II LLC

By:	/s/ John Calaba
Name:	John Calaba
Title:	Managing Director

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

VENTURE XX CLO, Limited, as a Lender By: its investment advisor MJX Venture Management LLC

By:	/s/ John Calaba
Name:	John Calaba
Title:	Managing Director

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

VENTURE XXI CLO, Limited, as a Lender By: its investment advisor MJX Venture Management LLC

By:	/s/ John Calaba
Name:	John Calaba
Title:	Managing Director

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

VENTURE XXIV CLO, Limited, as a Lender By: its investment advisor MJX Asset Management LLC

By:	/s/ John Calaba
Name:	John Calaba
Title:	Managing Director

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

VENTURE XXVIII CLO, Limited, as a Lender By: its investment advisor MJX Venture Management II LLC

By:	/s/ John Calaba
Name:	John Calaba
Title:	Managing Director

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

ALBANY FUNDING, LLC, as a Lender

By:	/s/ Irfan Ahmed
Name:	IRFAN AHMED
Title:	Authorized Signatory

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

AG Diversified Income Master Fund, L.P., as a Lender BY: Angelo, Gordon & Co., L.P., as Fund Advisor

By:	/s/ Chris Brescio
Name:	Chris Brescio
Title:	Director of Trading

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

AG Diversified Income Master Plus, L.P., as a Lender By: AG Diversified Income Plus GP, LLC, its General Partner By: Angelo, Gordon & Co., L.P., its Manager

By:	/s/ Chris Brescio
Name:	Chris Brescio
Title:	Director of Trading

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

AG Global Debt Strategy Partners, L.P., as a Lender BY: Angelo, Gordon & Co., L.P., its Advisor

By:	/s/ Chris Brescio
Name:	Chris Brescio
Title:	Director of Trading

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

James River Insurance Company, as a Lender BY: Angelo, Gordon & Co., L.P., as Investment Manager

By:	/s/ Chris Brescio
Name:	Chris Brescio
Title:	Director of Trading

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

JRG Reinsurance Company, Ltd., as a Lender BY: Angelo, Gordon & Co., L.P., as Investment Manager

By:	/s/ Chris Brescio
Name:	Chris Brescio
Title:	Director of Trading

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Kaiser Foundation Health Plan, Inc., as named fiduciary of the Kaiser Permanente Group Trust, as a Lender By: Angelo, Gordon & Co., L.P., As Investment Manager

By:	/s/ Chris Brescio
Name:	Chris Brescio
Title:	Director of Trading

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Kaiser Foundation Hospitals, as a Lender By: Angelo, Gordon & Co., L.P., as Investment Manager

By:	/s/ Chris Brescio
Name:	Chris Brescio
Title:	Director of Trading

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NORTHWOODS CAPITAL XI-B, LIMITED, as a Lender BY: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Chris Brescio
Name:	Chris Brescio
Title:	Director of Trading

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Northwoods Capital XII-B, Limited, as a Lender BY: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Chris Brescio
Name:	Chris Brescio
Title:	Director of Trading

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Northwoods Capital XIV-B, Limited, as a Lender BY: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Chris Brescio
Name:	Chris Brescio
Title:	Director of Trading

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Northwoods Capital XV, Limited, as a Lender By: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Chris Brescio
Name:	Chris Brescio
Title:	Director of Trading

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

ASF1 Loan Funding LLC, as a Lender By: Citibank, N.A.,

By:	/s/ Lauri Pool
Name:	Lauri Pool
Title:	Associate Director

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

[Apollo Trading LLC], as a Lender

By:	/s/ Cassie Goodnight
Name:	Cassie Goodnight
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Bronco Trading, LLC, as a Lender

By:	/s/ Connie Bailey-Blake
Name:	Connie Bailey-Blake
Title:	Vice President

By:
Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

ABPCI Direct Lending Fund CLO I Ltd By: AB Private Credit Investors LLC, Its Collateral Manager

By:	/s/ Kevin Alexander
Name:	Kevin Alexander
Title:	Managing Director

ABPCI Direct Lending Fund CLO II Ltd By: AB Private Credit Investors LLC, Its Collateral Manager

By:	/s/ Kevin Alexander
Name:	Kevin Alexander
Title:	Managing Director

ABPCI Direct Lending Fund CLO IV Ltd By: AB Private Credit Investors LLC, Its Collateral Manager

By:	/s/ Kevin Alexander
Name:	Kevin Alexander
Title:	Managing Director

ABPCI Direct Lending Funding III LLC By: AB Private Credit Investors LLC, Its Collateral Manager

By:	/s/ Kevin Alexander
Name:	Kevin Alexander
Title:	Managing Director

ABPCI Direct Lending Funding IV LLC By: AB Private Credit Investors LLC, Its Collateral Manager

By:	/s/ Kevin Alexander
Name:	Kevin Alexander
Title:	Managing Director

ADDINGTON SQUARE FUNDING I, L.P., as a Lender By: AB Private Credit Investors LLC, its Advisor

By:	/s/ Kevin Alexander
Name:	Kevin Alexander
Title:	Managing Director

ADDINGTON SQUARE FUNDING II, L.P., as a Lender By: AB Private Credit Investors LLC, its Advisor

By:	/s/ Kevin Alexander
Name:	Kevin Alexander
Title:	Managing Director

AXA Equitable Life Insurance Company

By:	/s/ Kevin Alexander
Name:	Kevin Alexander
Title:	Investment Officer

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIFTH WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

BARINGS MIDDLE MARKET CLO LTD. 2017-I, as a Lender By: Barings LLC, as Collateral Manager

By:	/s/ Scott Chappell
Name:	Scott Chappell
Title:	Managing Director

BARINGS MIDDLE MARKET CLO LTD. 2018-I, as a Lender By: Barings LLC, as Collateral Manager

By:	/s/ Scott Chappell
Name:	Scott Chappell
Title:	Managing Director

NAPLF (CAYMAN) SENIOR FUNDING I LLC, as a Lender By: Barings LLC, as Servicer

By:	/s/ Scott Chappell
Name:	Scott Chappell
Title:	Managing Director

NAPLF (CAYMAN)-A SENIOR FUNDING I LLC, as a Lender By: Barings LLC, as Servicer

By:	/s/ Scott Chappell
Name:	Scott Chappell
Title:	Managing Director

NAPLF SENIOR FUNDING I LLC, as a Lender By: Barings LLC, as Servicer

By:	/s/ Scott Chappell
Name:	Scott Chappell
Title:	Managing Director